UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2014

Park Electrochemical Corp.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-4415

New York	11-1734643
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

48 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (631) 465-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm.

Following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending March 2, 2014, on May 16, 2014 the Audit Committee (the “Audit Committee”) of the Board of Directors of Park Electrochemical Corp. (the “Company”) authorized the immediate dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Grant Thornton has served as the Company’s independent principal auditor since August 5, 2004. The Audit Committee will be seeking a successor independent registered public accounting firm.

The reports of Grant Thornton on the Company’s financial statements for the years ended March 3, 2013 and March 2, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended March 3, 2013 and March 2, 2014, and during the subsequent period preceding the date of the Audit Committee’s determination to dismiss Grant Thornton, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, except as follows:

(i) In connection with Grant Thornton’s audit of the Company’s financial statements for the fiscal year ended March 2, 2014 (the “2014 Audit”), the Company had a disagreement with Grant Thornton regarding the accounting for a non-cash charge for the accrual of U.S. income taxes on the undistributed earnings of the Company’s subsidiary in Singapore, which was resolved to Grant Thornton’s satisfaction.

(ii) In connection with the 2014 Audit, the Company had a disagreement with Grant Thornton regarding Grant Thornton’s finding or assertion of a material weakness in the Company’s internal control over financial reporting, which was resolved to Grant Thornton’s satisfaction.

Grant Thornton reviewed the subject matter of the aforementioned disagreements with the Audit Committee, and the Company has authorized Grant Thornton to respond fully to the inquiries of the Company’s successor accountant, once it is engaged, concerning the subject matter of such disagreements.

Except as described in paragraph (ii) above, during the Company’s fiscal years ended March 3, 2013 and March 2, 2014, and the subsequent period preceding the date of the Audit Committee’s determination to dismiss Grant Thornton, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter has been filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated May 22, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: May 22, 2014	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated May 22, 2014

4